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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) July 27, 2000.

                                Capital One Bank
                  --------------------------------------------
                  (Originator of the Capital One Master Trust)
                                on behalf of the
                            Capital One Master Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Virginia               0-23750                54-1719855
-------------------------------     ------------    ---------------------------
(State or Other Jurisdiction of     (Commission     IRS Employer Identification
Incorporation)                      File Number)    Number)

            11013 West Broad Street
             Glenn Allen, Virginia                           23060
   ---------------------------------------                 ----------
   (Address of Principal Executive Office)                 (Zip Code)



Registrant's telephone number, including area code (804) 967-1000



                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.      Not Applicable.

Item 2.      Not Applicable.

Item 3.      Not Applicable.

Item 4.      Not Applicable.

Item 5. On July 27, 2000 the Capital One Master Trust issued its Class A 7.20% Asset Backed Certificates, Series 2000-2 and its Class B 7.35% Asset Backed Certificates, Series 2000-2.

Item 6.      Not Applicable.

Item 7.      Exhibits.

             The following is filed as an Exhibit to this Report under Exhibit 4.1.

     Exhibit 4.1    Series 2000-2 Supplement dated July 27, 2000.

Item 8.      Not Applicable.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Capital One Bank on behalf of the Capital One Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAPITAL ONE MASTER TRUST
                                          By: CAPITAL ONE BANK



                                          By: /s/ Thomas A. Feil
                                              -------------------------------
                                          Name:   Thomas A. Feil
                                          Title:  Director of Securitization

                                       3
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                                 EXHIBIT INDEX

Exhibit                      Description
-------                      -----------

4.1            Series 2000-2 Supplement dated July 27, 2000

                                       4